                            SUBORDINATION AGREEMENT


          THIS SUBORDINATION AGREEMENT (hereafter this "Agreement") is made as of the 27th day of December, 1996, by and among SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation, as a Senior Lender and as Agent under the Sanwa Documents for other Senior Lenders, and DILMUN FINANCIAL SERVICES, an unlimited Irish company, and BIB HOLDINGS (BERMUDA) LTD., a Bermuda corporation.

                                   RECITALS

          WHEREAS, Brothers Gourmet Coffees, Inc. (the "Borrower") has entered into a Loan and Security Agreement dated as of May 29, 1996 with Sanwa Business Credit Corporation, as a Senior Lender and as Agent for the Senior Lenders (the "Sanwa Loan Agreement"), pursuant to which the Senior Lenders have committed to make loans and financial accommodations available to the Borrower to be secured by a first lien and security interest against the Collateral.

          WHEREAS, Subordinated Creditor is the holder of (a) a senior subordinated promissory note of even date herewith issued by the Borrower in the principal amount of Fifteen Million Dollars ($15,000,000) (the "Subordinated Note") pursuant to the Subordinated Note Agreement and (b) the Warrant issued pursuant to the Subordinated Note Agreement.

          WHEREAS, the Borrower has requested that the Subordinated Creditor enter into this Agreement with Sanwa as a condition of the Borrower's assumption of the Subordinated Debt and as a condition to the Senior Lenders continuing to advance Sanwa Debt under the Sanwa Documents on the date hereof or in the future.

          WHEREAS, Sanwa and Subordinated Creditor have entered into this Agreement to set forth the relative rights of payment of the indebtedness and other liabilities and obligations of the Borrower evidenced by the Sanwa Documents and the Subordinated Debt Documents.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Subordinated Creditor, and in order to induce the Senior Lenders, at their option, now or from time to time hereafter, to make loans or extend credit or any other financial accommodations to or for the benefit of the Borrower or to grant such renewals or extensions thereof as the Senior Lenders may deem advisable and to better secure Sanwa and the other Senior Lenders in respect of the foregoing, the Subordinated Creditor hereby agrees with Sanwa and the other Senior Lenders as hereinafter set forth.

          Section 1. CERTAIN DEFINITIONS. In addition to the terms defined in the recitals hereto, the following terms shall have the following meanings for purposes of this Agreement:

          "Additional Subordinated Notes" shall mean the additional senior subordinated promissory notes issued pursuant to Section 5(d)(vi) of the Warrant in the form of Exhibit A to the Warrant.

          "Bankruptcy Code" shall mean 11 U.S.C. Section 101 ET SEQ., as from time to time hereinafter amended, and any successor thereto or replacement therefor which may be hereinafter enacted.

          "Blockage Period" shall have the meaning ascribed thereto in subsection 2(b) hereof.

          "Code" shall mean the Uniform Commercial Code as in effect from time to time in each jurisdiction in which any of the Collateral is located.

          "Collateral" shall mean all assets, property and interests in property now owned or hereafter acquired by the Borrower or its Subsidiaries or any guarantor thereof in or upon which a security interest, lien or mortgage is granted to Sanwa and the other Senior Lenders by the Borrower or its Subsidiaries under the Sanwa Documents or under any other documents, instruments, agreements or writings executed by the Borrower or its Subsidiaries and delivered to Sanwa including, without limitation, the Accounts, General Intangibles, Fixtures, Inventory, Intellectual Property, Equipment and Real Estate and all Proceeds (as defined in the Code) of all of the foregoing.

          "Collection Action" shall mean any of the following: (a) to take from or on behalf of the Borrower or any guarantor, by set-off or in any similar manner, the whole or any part of any monies which may now or hereafter be owing by the Borrower or any guarantor with respect to the Subordinated Debt, (b) to take any Enforcement Action with respect to the Subordinated Debt, or (c) to accelerate the Subordinated Debt.

          "Conversion Shares" shall have the meaning ascribed thereto in the Warrant.

          "Covenant Default" shall mean any Event of Default (other than a Payment Default) with respect to any Sanwa Debt which is described in the definition of "Event of Default" in the Sanwa Loan Agreement (excluding clauses (f), (g),(h) and (j) thereof).

          "Enforcement Action" shall mean any of the following: (a) to sue for payment of, or to initiate or participate with others in any Event of Bankruptcy or any suit, action or proceeding

                                     -2-
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against the Borrower or any guarantor to enforce payment of or to collect the whole or any part of the Sanwa Debt or the Subordinated Debt or to enforce any other rights, powers, privileges or remedies under the Sanwa Documents or the Subordinated Debt Documents or (b) to take any action under Article 9 of the Code with respect to personal property (including any action in the nature of a self-help remedy permitted under the Code) or under the provisions of any state law with respect to foreclosure upon real estate to enforce, foreclose upon, take possession of or sell any Collateral or take any other judicial or non-judicial action with respect to the Collateral.

          "Event of Bankruptcy" shall mean any Default or Event of Default arising under clause (f), (g), (h) or (j) of the definition of "Event of Default" in the Sanwa Loan Agreement.

          "Event of Default" shall mean the existence of an Event of Bankruptcy or a Default or Event of Default under any Sanwa Document.

          "Payment Blockage Notice" shall have the meaning ascribed thereto in subsection 2(b) hereof.

          "Payment Default" shall mean a default in the payment (including, without limitation, any mandatory prepayment) when due (whether such payment is due at maturity, as a result of acceleration or otherwise) of all or any portion of the Sanwa Debt.

          "Person" shall mean any natural person, corporation, limited partnership, general partnership, limited liability partnership, limited liability company, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and a government and agency and political subdivision thereof.

          "Phantom Stock Payment" shall have the meaning ascribed thereto in the Warrant.

          "Post-Petition Interest" shall mean the aggregate amount of all post-petition interest, fees, costs or expenses or adequate protection payments accruing or allowed to be paid during the pendency of any Event of Bankruptcy and any other interest, fees, costs or expenses that would have accrued but for the commencement of such Event of Bankruptcy, to the date of payment even if the claim for such interest, fees, costs or expenses is not an allowed claim of the type described in Section 506(b) of the Bankruptcy Code.

          "Sanwa" shall mean and include Sanwa Business Credit Corporation as a Senior Lender and as Agent under the Sanwa Documents for the Senior Lenders and its successors and assigns.

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          "Sanwa Debt" shall mean all indebtedness, obligations and
liabilities of the Borrower to Sanwa and the other Senior Lenders of any kind and every kind and nature now existing or hereafter arising, whether contingent or otherwise direct or indirect, matured or unmatured including, without limitation, all principal, fees, costs, expenses, indemnities, premium, if any, interest (including, without limitation, Post-Petition Interest) and advancements arising under, or incurred in connection with, or created under, the Sanwa Loan Agreement, whether such indebtedness, obligations or liabilities arise or accrue before or after the commencement of any Event of Bankruptcy; PROVIDED that, notwithstanding anything set forth therein to the contrary, unless otherwise consented to in writing by the Subordinated Creditor the aggregate principal amount of Sanwa Debt to which the Subordinated Debt shall be subordinated pursuant to this Agreement shall not exceed in the aggregate $28,000,000 at any one time outstanding of which not more than $10,000,000 shall be term debt.

          "Sanwa Documents" shall mean and include the Sanwa Loan Agreement and the other Financing Agreements, and all other agreements, documents and instruments now or hereafter evidencing or securing Sanwa Debt, and any credit agreement, financing agreement or other agreement, promissory note, guaranty, instrument or document of any Person evidencing any replacement, substitution, conversion, refunding or refinancing thereof, as the same may be amended, modified, restated, renewed, extended or otherwise supplemented from time to time hereafter.

          "Senior Lenders" shall mean Sanwa Business Credit Corporation, in its individual capacity as a Lender (as defined in the Sanwa Loan Agreement) under the Sanwa Loan Agreement and any other Person hereafter becoming a party to the Sanwa Loan Agreement as a Lender and any other Person hereafter holding any part of the Sanwa Debt under any Sanwa Document.

          "Significant Subordinated Debt Default" shall mean the occurrence of (a) a matured Event of Default (as defined in the Subordinated Note Agreement) under Section 7.1(i), 7.1(j) or 7.1(k) of the Subordinated Note Agreement, or (b) a default in the payment when due under the Subordinated Note Agreement of Subordinated Debt in excess of $100,000 or (c) a default in the payment when due under the Subordinated Note Agreement of fees and other charges incurred by the Borrower pursuant to the Subordinated Debt Documents in connection with the closing of the Subordinated Debt transaction on December 27, 1996.

          "Significant Subordinated Debt Default Notice" shall have the meaning ascribed thereto in Section 5(d) hereof.

          "Subordinated Creditor" shall mean and include, collectively, Dilmun Financial Services and BIB Holdings (Bermuda) Ltd., their respective successors and assigns and any other Person

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hereafter holding any part of the Subordinated Debt under any Subordinated
Debt Documents.

          "Subordinated Debt" shall mean all indebtedness, obligations, and liabilities of the Borrower to the Subordinated Creditor of any kind and every kind and nature now existing or hereafter arising, whether contingent or otherwise direct or indirect, matured or unmatured including, without limitation, all principal, fees, costs, expenses, premium, if any, interest (including, without limitation, Post-Petition Interest) and advancements arising under, or incurred in connection with, or created under, the Subordinated Note and the Additional Subordinated Notes, and all liabilities and obligations under the Warrant including, without limitation, the Phantom Stock Payment, whether such indebtedness, obligations or liabilities arise or accrue before or after the commencement of any Event of Bankruptcy.

          "Subordinated Debt Documents" shall mean and include the Subordinated Note, the Warrant, the Subordinated Note Agreement, the Additional Subordinated Notes and all other agreements, documents, instruments and guaranties now or hereafter evidencing or securing the Subordinated Debt, and any credit agreement, financing agreement or other agreement, promissory note, guaranty, instrument or document of any Person evidencing any replacement, substitution, conversion, refunding or refinancing thereof, as the same may be amended, modified, restated, renewed, extended or otherwise supplemented from time to time hereafter in accordance with the terms hereof.

          "Subordinated Note Agreement" shall mean that certain Senior Subordinated Note Agreement, dated December 27, 1996, by and between the Borrower and Dilmun Financial Services.

          "Warrant" shall mean that certain Warrant for the Purchase of Shares of Common Stock, dated December 27, 1996, issued by the Borrower in favor of BIB Holdings (Bermuda) Ltd.

          "Warrant Shares" shall have the meaning ascribed thereto in the Warrant.

          Section 1.2 OTHER DEFINED TERMS. Unless otherwise defined herein, all defined terms herein shall have the respective meanings ascribed thereto in the Sanwa Loan Agreement.

          Section 2.  SUBORDINATION.

          a. The Subordinated Creditor agrees that the Subordinated Debt shall be subject to the provisions of this Agreement, and the Subordinated Creditor, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The Subordinated Creditor further agrees that, notwithstanding any language to the contrary contained in any Subordinated Debt Document, the Subordinated Debt shall be and is subordinated and subject in right of payment to the prior payment in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) of all Sanwa Debt when and as due (whether by acceleration or otherwise); PROVIDED that payments on the Subordinated Debt may be made from time to time in accordance with the terms of the Subordinated Debt Documents as provided in Section 3 hereof. Notwithstanding the foregoing, the consent of the Senior Lenders shall not be required for the issuance by the Borrower of the Warrant Shares or Conversion Shares or Additional Subordinated Notes in accordance with the terms of the Subordinated Debt Documents.

          b. The Borrower will not, directly or indirectly, make or agree to make, and the Subordinated Creditor will not ask for, demand, sue for, take, receive, accept or retain (subject to the applicable provisions of the Bankruptcy Code), directly or indirectly, any payment or distribution (in cash, property or securities, by set-off or otherwise) of or on account of any Subordinated Debt or take any Collection Action, if, at the time of such action, payment or distribution or immediately after giving effect thereto:

          i. (x) a Payment Default shall have occurred and such Payment Default shall not have been cured or waived or (y) judicial proceedings shall be pending in respect of such Payment Default; or

          ii.  all of the following shall have occurred:

               (1) the Subordinated Creditor shall have received written notice (a "Payment Blockage Notice") from Sanwa of the occurrence of a Covenant Default (which Payment Blockage Notice shall describe the nature of such Covenant Default and shall specify that such notice is a Payment Blockage Notice pursuant to this Agreement);

               (2)  such Covenant Default shall not have been cured or waived;
          and

               (3) less than one hundred eighty (180) days shall have elapsed after the date of the receipt of the Payment Blockage Notice (the period during which the restrictions imposed by this subsection 2(b)(ii) are in effect is hereinafter referred to as a "Blockage Period");

          PROVIDED, that (i) at least thirty (30) days must elapse between the termination of one Blockage Period and the commencement of a subsequent Blockage Period and the aggregate duration of all Blockage Periods shall not exceed one hundred eighty (180) days during any period of three hundred sixty (360) consecutive days, and (ii) no Covenant Default which exists on the date of the commencement of a Blockage Period and which was known to

          Sanwa on such date may be made the basis of the commencement of a subsequent Blockage Period; and PROVIDED FURTHER that successive breaches of financial or other non-payment covenants by the Borrower shall be deemed to be separate Covenant Defaults.

          The foregoing restrictions in this subsection 2(b) shall cease to apply and, unless otherwise prohibited under Section 2, 5 or 6 hereof, the Borrower shall be permitted to resume payments with respect to the Subordinated Debt (including, without limitation, all payments which shall not have been made on account of the provisions contained in this subsection 2(b)):

               (x) in the case of a Payment Default, upon the earlier to occur of (1) a cure or waiver of such Payment Default or the dismissal of any such judicial proceeding by the Senior Lenders or (2) payment in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) of all Sanwa Debt; or

               (y) in the case of a Covenant Default, upon the earlier to occur of (1) the cure or waiver thereof or (2) the expiration of the Blockage Period or the earlier termination of such Blockage Period by the Senior Lenders.

          If any such Covenant Default shall have been cured or waived, Sanwa shall so notify the Subordinated Creditor in writing of such occurrence; PROVIDED that failure of Sanwa to give such notice shall not in any way affect the terms of this Agreement or render Sanwa or any other Senior Lender liable to the Subordinated Creditor in any respect or relieve the Subordinated Creditor of its obligations and agreements set forth in this Agreement.

          c. Notwithstanding any language in Section 2.2(b) to the contrary, following an acceleration of the maturity of any of the Sanwa Debt (whether as a result of a Payment Default, a Covenant Default, an Event of Bankruptcy or otherwise) and as long as such acceleration shall continue unrescinded, the Sanwa Debt shall first be paid in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) before any payment is made on account of or applied on the Subordinated Debt.

          d. Each payment of the Subordinated Debt by the Borrower shall be deemed to constitute a representation of the Borrower to Sanwa and the other Senior Lenders and the Subordinated Creditor that such payment is permitted to be paid by the Borrower under this Agreement. Notwithstanding anything to the contrary set forth herein, the Subordinated Creditor shall be entitled to retain (subject to the applicable provisions of the Bankruptcy Code) any such payment unless the Subordinated Creditor received a notice of a Payment Default or a Payment Blockage Notice from Sanwa hereunder, in which case the Subordinated Creditor shall hold and deliver to Sanwa such payment or an amount of immediately available funds equal to the amount thereof in accordance with the terms of Section 7 hereof within ten
(10) days of receipt of such notice. Any notice given under this subsection 2(d) arising from a Covenant Default shall constitute a Payment Blockage Notice for purposes of this Section 2, commencing on such date of payment of the Subordinated Debt, and the duration of any resulting Blockage Period shall be governed in all respects by the terms of subsection 2(b) hereof.

          e. This Agreement shall apply with respect to all of the Sanwa Debt, regardless of how or in what manner the Sanwa Debt is incurred, or whether the Sanwa Debt has already been incurred or may be incurred in the future by future advances or other financial accommodations made or extended by the Senior Lenders as of the date hereof or hereafter or by Persons that become holders of Sanwa Debt after the date hereof, or whether such future advances or other financial accommodations are made at the discretion of the Senior Lenders or such other Person under the Sanwa Documents or pursuant to commitments thereunder.

          f. The Subordinated Creditor acknowledges and agrees that the subordination provisions herein contained are, and are intended to be, an inducement and a consideration to the Senior Lenders, whether the Sanwa Debt was created or acquired before or after the issuance of the Subordinated Debt, to continue to hold or to acquire and continue to hold such Sanwa Debt and the Senior Lenders shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold such Sanwa Debt. If the Subordinated Creditor shall attempt to take any action in violation of this Agreement, Sanwa and the other Senior Lenders may interpose as a defense or plea the making of this Agreement and Sanwa and the other Senior Lenders may intervene and interpose such defense in their name, and may by virtue of this Agreement restrain the violation thereof.

          Section 3. PERMITTED PAYMENTS. Subject to the terms of Sections 2, 5, and 6 hereof and subsection 8.20 of the Sanwa Loan Agreement, the Borrower may pay to the Subordinated Creditor and the Subordinated Creditor may receive, accept and retain (subject to the applicable provisions of the Bankruptcy Code) from the Borrower payments made by the Borrower on the Subordinated Debt in accordance with the terms of the Subordinated Debt Documents; PROVIDED that no Default or Event of Default would result after giving effect to any such payment. The Borrower will not, directly or indirectly, make or agree to make, and the Subordinated Creditor will not ask for, demand, take, receive, accept or retain (subject to the applicable provisions of the Bankruptcy Code), directly or indirectly, any prepayment of the Subordinated Debt except as permitted by the terms of this Agreement and the Sanwa Loan Agreement as in effect on the date hereof without the prior written consent of the Senior Lenders.

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

          Section 4. SUBORDINATED DEBT OWED TO THE SUBORDINATED CREDITOR. The Subordinated Creditor represents and warrants to Sanwa and the other Senior Lenders that, as of the date hereof (i) the only outstanding Subordinated Debt is that incurred under the Subordinated Note, (ii) the aggregate outstanding Subordinated Debt is $15,000,000, plus fees and other charges incurred by the Borrower pursuant to the Subordinated Debt Documents in connection with the closing of the Subordinated Debt transaction, (iii) it holds no Lien in or upon any property of the Borrower or any of its Subsidiaries to secure payment of the Subordinated Debt, (iv) no other Person owns any interest in the Subordinated Debt (whether as joint holder, participant or otherwise) and (v) to the best of the Subordinated Creditor's knowledge, no default or event of default or other breach exists under the Subordinated Debt Documents.

          The Subordinated Creditor may not negotiate, sell, assign, transfer or otherwise dispose of (collectively a "transfer") all or any portion of the Subordinated Debt or any interest therein unless (a) the Subordinated Creditor shall have given Sanwa at least ten (10) days' prior written notice of such proposed transfer and (b) the transferee shall have unconditionally agreed in writing, in each instance, in advance of or contemporaneously with such transfer and in form and substance satisfactory to Sanwa to be bound by the terms of this Agreement.

          Section 5. STAND-STILL PROVISIONS. Subject to the terms of SECTIONS 2 and 6 hereof and subsection 8.20 of the Sanwa Loan Agreement, upon the occurrence and during the continuance of a default with respect to the Subordinated Debt (other than by reason of a Payment Default or a Blockage Period) the Subordinated Creditor may ask or make demand for payment of any payment of any Subordinated Debt then due in accordance with the terms of the Subordinated Debt Documents, but shall not take any other action to enforce payment of such amount or take any other Collection Action with respect to the Subordinated Debt or the Borrower or any guarantor until the earliest to occur of:

          (a) payment in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) of all Sanwa Debt;

          (b)  the acceleration of all Sanwa Debt;

          (c)  an Event of Bankruptcy; or

          (d) with respect to a Significant Subordinated Debt Default only, one hundred eighty (180) days shall have elapsed from the date on which the Subordinated Creditor shall have given notice (a "Significant Subordinated Debt Default Notice") to the Borrower and Sanwa of the occurrence of any Significant Subordinated Debt Default which Significant Subordinated Debt Default Notice shall describe the nature of such Significant Subordinated Debt Default and shall specify that such notice is a Significant Subordinated Debt Default Notice pursuant to this Agreement;

PROVIDED that any payments or proceeds of such exercise of any Collection Action received by the Subordinated Creditor shall be subject to the terms of Sections 2 and 6 hereof and shall be paid over to Sanwa in accordance with Section 7 hereof.

          Notwithstanding anything contained herein to the contrary, if (i) following the acceleration of the Sanwa Debt as described in clause (b) above, such acceleration is rescinded by the Senior Lenders, whether or not any existing Event of Default shall have been waived or cured, and the Borrower is restored to the STATUS QUO ANTE existing prior to such acceleration, and (ii) the Subordinated Creditor has taken any Collection Actions, then all such Collection Actions shall likewise be rescinded or terminated. Upon the occurrence of any such rescission, the terms of this Agreement shall continue to control any subsequent Collection Actions by the Subordinated Creditor. In taking any Collection Action, the Subordinated Creditor shall not take any action which is intended to hinder or delay any Enforcement Action taken by the Senior Lenders or which is inconsistent with the provisions of this Agreement.

          As between the Subordinated Creditor and the Borrower, the existence of any payment bar or standstill restriction hereunder shall not constitute a waiver of the Subordinated Creditor's rights to receive payments of the Subordinated Debt when due or prevent or suspend the occurrence of an "Event of Default" under the Subordinated Debt Documents.

          Section 6. INSOLVENCY PROCEEDINGS. Upon the occurrence of an Event of Bankruptcy:

          a. This Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any Event of Bankruptcy, and all references herein to the Borrower shall be deemed to apply to the Borrower as debtor and/or debtor in possession and to any trustee in bankruptcy for the estate of the Borrower. Each of the parties hereto acknowledges and agrees that this Agreement shall be enforceable under
Section 510(a) of the Bankruptcy Code. Without limiting the generality of the foregoing, this Agreement, the priorities set forth herein and the rights and obligations of the parties hereto with regard to Collateral shall be applicable to all post-petition Liens on Collateral (whether such Liens are additional or replacement Liens)granted pursuant to any bankruptcy court order, stipulation or agreement to the same extent as if granted under the Sanwa Documents.

          b. Sanwa and the other Senior Lenders shall be entitled to receive indefeasible payment in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) of all Sanwa Debt before any payment or distribution, whether in cash, property or securities, is made on account of or applied to the Subordinated Debt;

          c. The Subordinated Debt shall forthwith become due and payable, and any payment or distribution of assets of the Borrower of any kind or character that occurs after an Event of Bankruptcy, whether in cash, property or securities, to which the Subordinated Creditor would be entitled except for the provisions of this Agreement (including any payment that may be payable by reason of any other indebtedness of the Borrower being subordinated to payment of any of the Subordinated Debt), shall be paid or delivered by any debtor, debtor in possession, receiver, liquidator, custodian, conservator, trustee or other Person making such payment or distribution, directly to Sanwa for application to the payment of the Sanwa Debt remaining unpaid, to the extent necessary to indefeasibly pay in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) of all Sanwa Debt after giving effect to any concurrent payment or distribution to Sanwa and the other Senior Lenders. To facilitate the foregoing, at the request of Sanwa, the Subordinated Creditor shall authorize, empower and direct any such debtor, debtor in possession, receiver, liquidator, custodian, conservator, trustee or other Person having authority in the premises to effect all such payments and deliveries. The Subordinated Creditor also irrevocably authorizes and empowers the Senior Lenders to demand, sue for, collect and receive every such payment or distribution described herein, such Person to make all such payments and distributions directly to the Senior Lenders;

          d. The Subordinated Creditor hereby irrevocably authorizes and empowers the Senior Lenders, if the Subordinated Creditor fails to file a claim or proof of claim in any case or proceeding related to an Event of Bankruptcy at least forty-five (45) calendar days prior to the date established by rule of law or order of court for such filing, to file and prove such claims on behalf of the Subordinated Creditor;

          e. The Subordinated Creditor shall execute and deliver to the Senior Lenders all such further instruments and other documentation confirming the above authorization, and all such powers of attorney, proofs of claim and assignment of claims, and shall take all such other action, as may be reasonably requested by the Senior Lenders to enforce such claims and carry out the purposes of this SECTION 6;

          f. In the event Sanwa or any other Senior Lender is required in any case or proceeding related to an Event of Bankruptcy or otherwise to turn over or otherwise return to the Borrower, the estate of the Borrower or any guarantor, any third party or any trustee, receiver or other representative of the Borrower or any guarantor any payment or other amount received with respect to the Sanwa Debt (a "Recovery"), the obligations of the Subordinated Creditor under this Agreement shall continue to be effective, or be reinstated, as the case may be, and the Sanwa Debt shall be reinstated to the extent of such Recovery and Sanwa and the other Senior Lenders shall be entitled to receive payment in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) of all such amounts, all as though such payment had not been made;

          g. The Subordinated Creditor shall not contest (or support any other Person contesting) (i) any request by the Senior Lenders for adequate protection in any case or proceeding related to an Event of Bankruptcy or
(ii) any objection by the Senior Lenders to any motion, relief, action or proceeding in any such case or proceeding based on the Senior Lenders claiming a lack of adequate protection; and

          h. Although, subject to paragraph (c) above, the Subordinated Creditor has retained its rights to vote its claims and otherwise act on its own behalf in any case or proceeding related to an Event of Bankruptcy, the Subordinated Creditor agrees that it will not (i) directly or indirectly, amend the Subordinated Documents or take any other action with respect to the Subordinated Documents or vote in any way in connection with an Event of Bankruptcy that would be in violation of, or inconsistent with, or result in a breach of, this Agreement or so as to challenge or contest in a case or proceeding related to an Event of Bankruptcy or otherwise (x) the validity, perfection, priority or enforceability of the Sanwa Debt or the liens, security interests, mortgages and guaranties granted to secure payment of any of the Sanwa Debt, (y) the rights of Sanwa and the other Senior Lenders set forth in any Sanwa Document with respect to such liens, security interests, mortgages or guaranties or (z) the validity or enforceability of any term, condition or provision of this Agreement, (ii) induce any other Person to take any such action or (iii) cooperate with any Person in taking any such action. Nothing herein shall be construed to prohibit the Senior Lenders from seeking, in any case or proceeding related to an Event of Bankruptcy, a determination of the value of its secured claims, including, without limitation, a determination under 11 U.S.C. Section 506(a) and Bankruptcy Rule 3012.

          Nothing contained herein shall prohibit or in any way limit Sanwa or any other Senior Lender from objecting in any such case or proceeding related to an Event of Bankruptcy or otherwise to any action taken by the Subordinated Creditor.

          Upon any payment or distribution of assets of the Borrower referred to in this Section 6, the Subordinated Creditor shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any case or proceeding related to an Event of Bankruptcy is pending, and upon a certificate of the debtor, debtor in possession, receiver, liquidator, custodian, conservator, trustee or other Person making any payment or distribution to such holders for the purpose of ascertaining the Persons entitled to participate therein, the then outstanding principal amount of the Sanwa Debt and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this SECTION 6.

          Section 7. PAYMENTS OR DISTRIBUTIONS RECEIVED BY THE SUBORDINATED CREDITOR. Except as to payments or distributions which the Subordinated Creditor is permitted to receive, accept and retain (subject to the applicable provisions of the Bankruptcy Code) pursuant to this Agreement, should any payment or distribution of any kind or character be paid to or received by, whether in cash, property or securities, upon or with respect to the Subordinated Debt prior to the payment in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) of all Sanwa Debt, the Subordinated Creditor shall receive and hold the same in trust, as trustee, for the benefit of Sanwa and the other Senior Lenders and shall forthwith deliver the same to Sanwa in precisely the same form received (except for the endorsement or assignment of the Subordinated Creditor where necessary) for application to the Sanwa Debt and until so delivered, the same shall not be commingled with any assets of the Subordinated Creditor and shall be held in trust by the Subordinated Creditor as the property of Sanwa and the other Senior Lenders.

          Section 8. LIENS. The Subordinated Creditor represents that it holds no guaranty of the Subordinated Debt or lien, security interest or mortgage in or upon any assets of the Borrower or any of its Subsidiaries to secure payment of the Subordinated Debt. After the date hereof, the Subordinated Creditor agrees not to accept any guaranty of the Subordinated Debt or any lien, security interest or mortgage in or upon the assets of the Borrower or any Subsidiary of the Borrower to secure the Subordinated Debt.

          Section 9. SUBROGATION. After all of the Sanwa Debt has been paid in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) and until the Subordinated Debt has been paid in full, the Subordinated Creditor shall be subrogated to the rights of Sanwa and the other Senior Lenders with respect to the Collateral and to receive, accept and retain (subject to the applicable provisions of the Bankruptcy Code) payments or distributions with respect to the Sanwa Debt, to the extent that distributions otherwise payable to the Subordinated Creditor have been applied to the payment of the Sanwa Debt in accordance with the provisions of this Agreement. As among the Borrower, its creditors other than the Senior Lenders and the Subordinated Creditor, any payment or distribution applied to the payment of the Sanwa Debt in accordance with the provisions of this Agreement which otherwise would have been made to the Subordinated Creditor shall not be deemed a payment by the Borrower on the Sanwa Debt. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Sanwa, the other Senior Lenders and the Subordinated Creditor.

Nothing contained in this Agreement is intended to or shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay to the Subordinated Creditor the Subordinated Debt as and when the same shall become due and payable in accordance with its terms.

          Section 10. TERM. This Agreement shall constitute a continuing agreement between Sanwa, the other Senior Lenders and the Subordinated Creditor, and the successors and assigns of each of them, regardless of whether such successors and assigns are signatories hereto, and the Senior Lenders or their respective successors and assigns may continue, without notice to the Subordinated Creditor or to the successors and assigns thereof, to lend monies, extend credit and make other accommodations to or for the account of the Borrower in reliance upon the provisions of this Agreement. This Agreement shall be irrevocable by the Subordinated Creditor until all of the Sanwa Debt shall have been paid in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) and all commitments under the Sanwa Documents have expired or been terminated in writing, or the Subordinated Debt shall have been paid in full in cash.

          Section 11. WAIVERS OF THE SUBORDINATED CREDITOR. All of the Sanwa Debt shall be deemed to have been made or incurred in reliance upon this Agreement, and the Subordinated Creditor expressly waives notice of the creation, renewal, extension, increase, release, accrual or other incurrence of Sanwa Debt from time to time under the Sanwa Documents or the exchange, sale or surrender of any Collateral as the Senior Lenders may deem advisable or of the reliance of Sanwa and the other Senior Lenders on these provisions and all other notices not specifically required pursuant to the terms of this Agreement or by law. The Subordinated Creditor agrees that (a) the provisions of this Agreement shall be specifically enforceable against it by Sanwa and the other Senior Lenders and irrevocably waives any defense based upon the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance, and (b) without notice to or further assent by it, the Sanwa Debt may from time to time, in whole or in part, be renewed, extended, increased or released by the Senior Lenders, as the Senior Lenders may deem advisable, that any Collateral for the Sanwa Debt may from time to time, in whole or in part, be exchanged, sold, or surrendered by the Senior Lenders, as the Senior Lenders may deem advisable, and that the Senior Lenders may take any other action it may deem necessary or appropriate in connection with the Sanwa Debt, all without in any manner or to any extent impairing or affecting the obligations of the Borrower or the Subordinated Creditor. The Subordinated Creditor agrees that Sanwa has not made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any Sanwa Documents or the collectibility of the Sanwa Debt, or the perfection of liens, security interests or mortgages in the Collateral, and that Sanwa and the other Senior Lenders shall be entitled to manage and supervise the Sanwa Debt owed to them in accordance with applicable law and its usual practices, modified from time to time as Sanwa and the other Senior Lenders may deem appropriate under the circumstances.

          Section 12. AGREEMENT UNAFFECTED BY CERTAIN EVENTS. The rights under this Agreement of Sanwa and the other Senior Lenders as against the Subordinated Creditor shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any act or failure to act on the part of the Borrower; (b) the validity or enforceability of any Lien on any of the Collateral or of any of the Sanwa Documents or the Subordinated Debt Documents; (c) any extension or indulgence in respect of any payment or prepayment of the Sanwa Debt or any part thereof or in respect of any other amount payable to Sanwa or the other Senior Lenders; (d) any amendment, modification or waiver of, or addition or supplement to, or deletion of, or compromise, release, consent, termination or other action in respect of, any of the terms of any of the Sanwa Documents, the Subordinated Debt Documents or any other agreement which may be made relating to the Sanwa Debt or the Subordinated Debt; PROVIDED that the Senior Lenders hereby agree that the Sanwa Documents shall not be amended to expressly prohibit the payment of the Subordinated Debt without regard to the terms of the Subordination Agreement;
(e) any exercise or non-exercise by the Senior Lenders of any right, power, privilege or remedy under or in respect of any portion of the Sanwa Debt or this Agreement, or any waiver of any such right, power, privilege or remedy or any default in respect of such Sanwa Debt or this Agreement, or any receipt by Sanwa or the other Senior Lenders of any security, or any failure by Sanwa or the other Senior Lenders to perfect a Lien on, or any release by such holder of, any Collateral for the payment of the Sanwa Debt; (f) any merger or consolidation of the Borrower into or with any of its Subsidiaries or any such Subsidiary with any other Subsidiary of the Borrower or of the Borrower or any of its Subsidiaries into or with any other Person, or any sale, lease, exchange, transfer or other disposition of any or all of the assets or property of the Borrower or any of its Subsidiaries to any other Person; (g) any impairment, modification, change, exchange, release or subordination of or limitation on, any liability of, or stay of actions or other Lien enforcement proceedings against, any of the Borrower, its property or its estate in bankruptcy resulting from any Event of Bankruptcy; (h) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor; or (i) the absence of any notice to, or knowledge by, the Subordinated Creditor of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (a) through (h).

          Section 13. AMENDMENTS TO SUBORDINATED DEBT DOCUMENTS. Prior to the payment in full in cash (or in another manner agreed to in writing by the Senior Lenders in their sole discretion) of all Sanwa Debt in accordance with the terms thereof and hereof and notwithstanding anything contained in the Subordinated Debt

Documents to the contrary, without the prior written consent of the Senior Lenders (which consent shall not be unreasonably withheld), the Subordinated Creditor shall not agree to any amendment, modification, restatement or other supplement to any of the Subordinated Debt Documents.

          Section 14. NOTICE FROM OTHER PARTIES. a. Each of Sanwa and the Subordinated Creditor agrees to give to each other party hereto copies of any written notices of default, termination, demand for payment, acceleration, Enforcement Action and any other material written notice of a like nature including, without limitation, any such notice which may be given under or pursuant to the terms of any of the applicable Sanwa Documents or the Subordinated Debt Documents, which such party may give hereafter to the Borrower or any guarantor, in each case concurrently with, or as soon as practicable after, the giving of such notice to the Borrower or any guarantor; PROVIDED that failure of any party to give a copy of any such notice as provided herein shall not in any way affect the validity or effectiveness of the notice or render the party liable to any other party in any respect or relieve any such party of its obligations and agreements contained herein.

          b. The Subordinated Creditor shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it, unless and until the Subordinated Creditor shall have received a notice of a Payment Default or a Payment Blockage Notice from Sanwa hereunder. Prior to the receipt of any such notice, the Subordinated Creditor shall be entitled to assume conclusively that no such facts exist, without, however, limiting any right of Sanwa and the other Senior Lenders under the terms of this Agreement to recover from the Subordinated Creditor any payment made in contravention of this Agreement.

          c. The Subordinated Creditor shall be entitled to rely on the delivery to it of a notice by a Person representing itself to be the representative of Sanwa to establish that such notice has been given by Sanwa. In the event that the Subordinated Creditor determines in good faith that further evidence is required with respect to the right of any such Person to participate in any payment or distribution pursuant to this Agreement, the Subordinated Creditor may request evidence to the reasonable satisfaction of the Subordinated Creditor as to any fact pertinent to the rights of the Subordinated Creditor under this Agreement, and if such evidence is not furnished, then the Subordinated Creditor may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 15. NOTICES. Any notice, demand or other communication required or permitted under the terms of this Agreement shall be in writing and shall be made by overnight courier service, telecopier, telegram, telex or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee one (1) Business Day after sending, if sent by courier, telecopier, telegram or telex, and three (3) Business Days after mailing, if sent by certified or registered mail. Notices shall be addressed as provided below:

          If to the Subordinated Creditor:

          Dilmun Financial Services
          Harbormaster Place 4
          International Financial Services Centre
          Dublin, Ireland
          Attention: Ruth Eaton
          Phone: 011-353-167-00463
          Telecopy: 011-353-167-00181

          With a copy to:

          Bahrain International Bank E.C.
          Bahrain Commercial Complex
          13th Floor, P.O. Box 5016
          Manama, Bahrain
          Attention: Sameer Al Aradi
          Phone: 011-973-534-545
          Telecopy: 011-973-535-141

          and

          Squadron, Ellenoff, Plesent & Sheinfeld, LLP
          551 Fifth Avenue
          New York, New York 10176
          Attention: David L. Kovacs, Esq.
          Phone: (212) 661-6500
          Telecopy: (212) 697-6686

          If to Sanwa or any other Senior Lender:

          SANWA BUSINESS CREDIT CORPORATION
          One South Wacker Drive
          Chicago, Illinois 60606
          Attention: Robert Bartkowicz
          Phone: (312) 853-1310
          Telecopy No.: (312) 782-6035

or at such other address as any party may designate by notice to the other parties in accordance with the provisions hereof.

          Section 16. INSTRUMENT LEGEND. The Subordinated Creditor Note, and any renewals or replacements thereof, and all promissory notes or other securities for which it is exchanged or into which it is converted will, on the date hereof or prior to the issuance thereof, be inscribed with a legend conspicuously stating that payment thereof is subordinate and junior in right of payment to the Sanwa Debt pursuant to the terms of this Agreement. The Subordinated Creditor shall deliver to Sanwa a photocopy of the original Subordinated Note marked with such legend.

          Section 17. EXERCISE OF RIGHTS; CUMULATIVE REMEDIES. No failure by the Senior Lenders to exercise, and no delay by the Senior Lenders in exercising from time to time, any right, power, privilege or remedy under the Sanwa Debt or the Sanwa Documents or any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The rights, powers, privileges and remedies provided in this Agreement and in any agreement relating to any of the Sanwa Debt, the Sanwa Documents and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights, powers, privileges or remedies provided by law.

          Section 18. GOVERNING LAW. This Agreement shall be governed by, and the rights and liabilities of the parties hereto construed, in accordance with the internal laws and decisions of the State of Illinois without regard to choice of law or conflicts of law principles.

          Section 19. PARTIES. This Agreement shall be binding upon, and inure to the benefit of, Sanwa, the other Senior Lenders and the Subordinated Creditor and their respective successors, transferees and assigns; PROVIDED that any assignment, sale, disposition or other transfer by the Subordinated Creditor of any of the Subordinated Debt or the Subordinated Debt Documents shall be made in accordance with the terms of SECTION 4 hereof. Notwithstanding the failure to execute any such agreement, the agreements effected hereby shall survive any such assignment, sale, disposition or other transfer, and the terms of this Agreement shall be binding upon the successors and assigns of the Subordinated Creditor. In addition, any successor or assignee of Sanwa or any other Senior Lender shall be entitled to rely upon and be the third party beneficiary of the agreements provided for herein and shall be entitled to enforce the terms and provisions hereof as if initially a party hereto. The term "Borrower" as used herein shall also refer to the successors and assigns of the Borrower, including, without limitation, a receiver, trustee, custodian or debtor in possession. This Agreement is solely for the purpose of defining the rights and priorities of the parties hereto, and their respective successors and assigns, and no other Person (including, without limitation, the Borrower) shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement or shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Agreement, nor shall this Agreement affect the obligations of the Borrower to Sanwa or the other Senior

Lenders or to the Subordinated Creditor, which obligations shall remain absolute and unconditional in all circumstances.

          Section 20. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

          Section 21. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of separate counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, all of which counterparts taken together shall constitute one and the same instrument.

          Section 22. WAIVERS; AMENDMENTS. No waiver shall be deemed to be made by Sanwa or the other Senior Lenders of any of its rights hereunder unless the same shall be in writing signed on behalf of Sanwa and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Sanwa or the other Senior Lenders in any other respect at any other time. Unless otherwise expressly provided for herein, no provision of this Agreement may be amended, modified or supplemented without the express prior written consent thereto of Sanwa and the Subordinated Creditor.

          Section 23. ENTIRE AGREEMENT. This Agreement contains all of the terms and conditions agreed upon by the parties relating to its subject matter and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications of the parties, whether oral or written, respecting that subject matter.

          Section 24. SUBMISSION TO JURISDICTION; MUTUAL WAIVER OF JURY AND BOND. EACH OF SANWA, THE OTHER SENIOR LENDERS AND THE SUBORDINATED CREDITOR HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS, AND EACH OF SANWA, THE OTHER SENIOR LENDERS AND THE SUBORDINATED CREDITOR WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN SECTION 15 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE SUBORDINATED CREDITOR'S ADDRESS BY THE SUBORDINATED CREDITOR'S AGENT AS SET FORTH BELOW. SANWA, THE OTHER SENIOR LENDERS AND THE SUBORDINATED

CREDITOR ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SANWA OR THE OTHER SENIOR LENDERS. NOTHING CONTAINED IN THIS SECTION 24 SHALL AFFECT THE RIGHT OF SANWA TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF SANWA OR THE OTHER SENIOR LENDERS TO BRING ANY ACTION OR PROCEEDING OR TAKE OTHER LEGAL ACTION IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO ENFORCE ITS LIEN AND SECURITY INTERESTS AGAINST COLLATERAL LOCATED IN SUCH JURISDICTION. THE SUBORDINATED CREDITOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

          Section 25. INVALIDITY OR CONFLICT. As between Sanwa and the other Senior Lenders, on the one hand, and the Subordinated Creditor, on the other hand, in the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of the Subordinated Debt Documents, the provisions of this Agreement shall govern and be controlling.
Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any such invalid or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the invalid or unenforceable provision.

          Section 26. MARSHALING. So long as this Agreement shall be in effect, the Subordinated Creditor to the fullest extent permitted by applicable law, waives, with respect to the Collateral, any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshaling by Sanwa or the other Senior Lenders that may otherwise be available under applicable law.

          Section 27.  ADDITIONAL PROVISIONS

          (a) Sanwa and the Subordinated Creditor each undertake to perform only such obligations on its part as are specifically set forth in this Agreement, and no implied covenants or obligations with respect to any party shall be read into this Agreement against the other party. Except to the extent specifically provided for by Section 7 hereof, neither party hereto shall be deemed to owe any fiduciary duty to the other party by virtue of the provisions of this Agreement.

          (b) The Borrower acknowledges that the Subordinated Debt shall not be subordinated (i) to claims of any trade creditors of the Borrower or (ii) in right of payment to the prior payment of any existing or future unsecured indebtedness of the Borrower, but rather shall rank equally with all existing and future unsecured indebtedness of the Borrower, (except as otherwise may be required by bankruptcy or other laws affecting the rights of creditors generally).

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.


                              SANWA BUSINESS CREDIT CORPORATION, as
                              a Senior Lender and as agent for the
                              other Senior Lenders


                              By:
                                   ------------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------


                              DILMUN FINANCIAL SERVICES



                              By:
                                   ------------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------


                              BIB HOLDINGS (BERMUDA) LTD.



                              By:
                                   ------------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------

                     ACKNOWLEDGMENT AND AGREEMENT OF THE BORROWER

          The undersigned, Brothers Gourmet Coffees, Inc., the Borrower named in the foregoing Agreement, does hereby accept, and acknowledge receipt of a copy of, the foregoing Agreement, and agrees that (a) it will not pay any of the Subordinated Debt except as the foregoing Agreement permits, and (b) it will be bound by all provisions of the foregoing Agreement. In the event of a breach by the Borrower of any of the provisions of the Agreement, all of the Sanwa Debt shall, without presentment, demand, protest or notice of any kind become immediately due and payable unless the Senior Lenders shall otherwise elect in writing.

     All capitalized terms used in this Acknowledgement and Agreement without definition shall have the same meanings as set forth in the foregoing Agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Acknowledgement and Agreement to be duly executed as of the day and year first above written.

                              BROTHERS GOURMET COFFEES, INC.


                              By:
                                   ------------------------------
                                   Name:
                                         ------------------------
                                   Title:
                                         ------------------------